Offerings - Offering: 1	Apr. 16, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 457(o)	true
Security Type	Equity
Security Class Title	Common Stock, Preferred Stock, Rights and Warrants
Amount Registered	3,440,367
Proposed Maximum Offering Price per Unit	4.36
Maximum Aggregate Offering Price	$ 15,000,000
Fee Rate	0.01381%
Amount of Registration Fee	$ 2,072